UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 Or 15(d) Of
The Securities Exchange Act Of 1934

Date of report (Date of earliest event reported): November 30, 2004

FRANKFORT FIRST BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-26360	61-1271129

(State or Other Jurisdiction of Incorporation or Organization	(Commission File Number	(I.R.S. Employer Identification No.)

216 W. Main Street, Frankfort, Kentucky		40601

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (502) 223-1638

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

     On November 30, 2004, First Federal Savings and Loan Association of Hazard and Frankfort First Bancorp, Inc. amended Section 2.8 of the Agreement of Merger, by and between First Federal Savings and Loan Association of Hazard and Frankfort First Bancorp, Inc. dated as of July 15, 2004 and amended and restated as of November 3, 2004. Pursuant to the November 30, 2004 amendments, at least 40% of the merger consideration paid to Frankfort First shareholders will be required to be in the form of Kentucky First Federal Bancorp common stock, such merger consideration to be paid to Frankfort First shareholders in accordance with the merger agreement’s allocation and proration procedures. Additionally, Section 2.8 of the amended agreement was revised to eliminate the requirement that Frankfort First shareholders, who would otherwise be entitled to receive fewer than 100 shares of Kentucky First Federal Bancorp common stock in the merger, receive the cash consideration in exchange for their shares of Frankfort First common stock. A copy of the Amended and Restated Agreement of Merger, by and between First Federal Savings and Loan Association of Hazard and Frankfort First Bancorp, Inc., dated as of July 15, 2004 and amended and restated as of November 3, 2004 and November 30, 2004, is attached hereto as Exhibit 2.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(a)	Not applicable

(b)	Not applicable

(c)	The following exhibit is furnished herewith:

2.1	Amended and Restated Agreement and Plan of Merger, by and between First Federal Savings and Loan Association and Frankfort First Bancorp, Inc. dated as of July 15, 2004 and amended and restated as of November 3, 2004 and November 30, 2004. The following schedules to the Merger Agreement are omitted and the Registrant agrees to supplementally furnish a copy of any omitted schedules to the Commission upon request.

Schedules

4.1	Subsidiaries

4.3	Capitalization

4.6	Frankfort First Existing Liens

4.7	Litigation

4.8	Accounting, Books and Records

4.9	Absence of Certain Changes

4.10	Buildings and Equipment

4.11	Frankfort First Existing Contracts

4.12	Investment Securities

4.13	Contingent and Undisclosed Liabilities

4.14	Insurance Policies

4.15	Employee Benefit Plans

4.16	Violations of Law

4.17	Brokers

4.18	Taxes

4.19	Real Estate

4.22	Labor Matters

4.23	Indebtedness

4.24	Permits

4.29	Environmental Protection

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKFORT FIRST BANCORP, INC.
Date: December 2, 2004	By:	/s/ R. Clay Hulette
R. Clay Hulette
Vice President and Chief Financial Officer